UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Second Amended and Restated Credit Agreement

On March 31, 2015, United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”), United Rentals of Canada, Inc. (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower” and together with the Canadian Borrower and U.S. Borrowers (as defined below), the “Borrowers”) and certain other subsidiaries of Holdings entered into a Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) with Bank of America, N.A. and the other financial institutions named therein. The Second Amended and Restated Credit Agreement provides for a senior secured asset-based loan facility (the “ABL Facility”) of $2,500 million (subject to availability under a borrowing base), a portion of which is available for borrowing in Canadian Dollars. The Second Amended and Restated Credit Agreement also provides for an uncommitted incremental increase in the ABL Facility of up to the greater of $1,250 million or 80% of the net orderly liquidation value of assets making up the portion of the borrowing base in excess of the initial maximum revolver amount of $2,500 million. The Second Amended and Restated Credit Agreement replaces the existing senior secured asset-based loan facility to which Holdings, the Company and certain of their subsidiaries are parties.

Holdings and each existing and future direct or indirect U.S. subsidiary of Holdings (other than, among other things, indirect U.S. subsidiaries held through foreign subsidiaries (except the Specified Loan Borrower), special purpose vehicles used in connection with the existing securitization facility or any future securitization facility of Holdings and the Company and certain immaterial subsidiaries (if any)) (the “U.S. Guarantors”) provide unconditional guarantees of the obligations of the Company and certain of its domestic subsidiaries (the “U.S. Borrowers”). Obligations of the U.S. Borrowers are also guaranteed by certain Canadian subsidiaries of Holdings. In addition, the U.S. Guarantors and each existing and future direct and indirect Canadian subsidiary of Holdings (other than, among other things, special purpose vehicles used in connection with the existing securitization facility or any future securitization facility of Holdings and the Company and certain immaterial subsidiaries (if any)) (the “non-U.S. Guarantors” and together with the U.S. Guarantors, the “Guarantors”) provide unconditional guarantees of the obligations of the Canadian Borrower. In addition, the obligations of the Borrowers under the ABL Facility and the guarantees of the Guarantors are secured by first priority security interests in substantially all of the tangible and intangible assets of the U.S. Borrowers, the U.S. Guarantors and certain Canadian subsidiaries of Holdings, including pledges of all stock or other equity interests in direct subsidiaries owned by the U.S. Borrowers, the U.S. Guarantors or such Canadian subsidiaries (but only up to 65% of the voting stock of each direct foreign subsidiary owned by any U.S. Borrower, any U.S. Guarantor or such Canadian subsidiary in the case of pledges securing the U.S. Borrowers’ and U.S. Guarantors’ obligations under the ABL Facility). Assets of the type described in the preceding sentence of the Canadian Borrower or any non-U.S. Guarantor are similarly pledged to secure the obligations of the Canadian Borrower and the non-U.S. Guarantors under the ABL Facility. The security and pledges are subject to certain exceptions.

The ABL Facility matures on March 31, 2020. At closing, approximately CAD $138 million was drawn under the ABL Facility and the Borrowers had approximately $2,341 million available for additional borrowings under the ABL Facility, subject to borrowing base limitations, as reduced by outstanding letters of credit.

The ABL Facility includes a $100 million sub-limit for U.S. swingline loans, a CAD $50 million sub-limit for Canadian swingline loans, a $300 million sub-limit for U.S. letters of credit and a CAD $250 million sub-limit for Canadian letters of credit. Amounts drawn under the ABL Facility bear annual interest at either the LIBOR rate plus a margin of 1.25% to 1.75% or at a base rate (equal to the highest of Bank of America, N.A.’s prime rate, the federal funds rate plus 0.5%, or 30-day LIBOR plus 1.0%) plus a margin of 0.25% to 0.75%. The interest rate margins are subject to adjustments based on utilization of the facility. The initial margins for borrowings under the ABL Facility are 1.50% in the case of LIBOR rate loans and 0.50% in the case of base rate loans. The unused line fee payable on the unused portion of the ABL Facility equals 0.250%. The Borrowers have also agreed to pay customary letter of credit fees.

The ABL Facility contains a number of covenants that, among other things, limit or restrict the ability of Holdings and its subsidiaries to incur additional indebtedness; incur additional liens; enter into sale-leaseback transactions; make dividends and other restricted payments; make investments; engage in mergers, acquisitions and dispositions; make optional prepayments of other indebtedness; engage in transactions with affiliates; enter into restrictive agreements; and use proceeds.  The ABL Facility does not include any financial covenants, other than a springing covenant to maintain a minimum fixed charge coverage ratio of at least 1.00 to 1.00 on a trailing four-quarter basis as of the last day of each quarter, which will be tested only when specified availability under the ABL Facility falls below 10% of the maximum revolver amount.  The Second Amended and Restated Credit Agreement contains customary events of default. If an event of default occurs, the lenders are entitled to accelerate the advances made thereunder and exercise rights against the collateral.

On March 31, 2015, in connection with the Second Amended and Restated Credit Agreement, Holdings, the Company and certain subsidiaries of Holdings entered into a Second Amended and Restated U.S. Security Agreement and a Second Amended and Restated U.S. Guarantee Agreement, in each case, with Bank of America, N.A., as agent. Also on March 31, 2015, in connection with the Second Amended and Restated Credit Agreement, the Canadian Borrower and certain Canadian subsidiaries of Holdings entered into a Second Amended and Restated Canadian Security Agreement, with Bank of America, N.A., as agent.  Certain Canadian subsidiaries of Holdings named therein also executed a Second Amended and Restated Canadian Guarantee Agreement and certain Canadian subsidiaries guaranteeing the obligations of the U.S. Borrowers executed a Second Amended and Restated Canadian URFLP Guarantee Agreement on March 31, 2015.

The foregoing summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Agreement and the related guarantee and security agreements, which are filed as exhibits hereto.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

10.1

Second Amended and Restated Credit Agreement, dated as of March 31, 2015, among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein, United Rentals of Canada, Inc., United Rentals Financing Limited Partnership, Bank of America, N.A., and the other financial institutions referred to therein.

10.2

Second Amended and Restated U.S. Security Agreement, dated as of March 31, 2015, among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein and Bank of America, N.A., as agent.

10.3

Second Amended and Restated U.S. Guarantee Agreement, dated as of March 31, 2015, among United Rentals, Inc., United Rentals (North America), Inc., and certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein in favor of Bank of America, N.A., as agent.

10.4

Second Amended and Restated Canadian Security Agreement, dated as of March 31, 2015, among United Rentals of Canada, Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein and Bank of America, N.A., as agent.

10.5

Second Amended and Restated Canadian URFLP Guarantee Agreement, dated as of March 31, 2015, by United Rentals of Nova Scotia (No. 1), ULC and United Rentals of Nova Scotia (No. 2), ULC in favor of the U.S. secured parties referred to therein.

10.6

Second Amended and Restated Canadian Guarantee Agreement, dated as of March 31, 2015, by United Rentals of Canada, Inc. and certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein in favor of the Canadian secured parties referred to therein.

99.1	Press Release of United Rentals Inc. dated March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Second Amended and Restated Credit Agreement, dated as of March 31, 2015, among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein, United Rentals of Canada, Inc., United Rentals Financing Limited Partnership, Bank of America, N.A., and the other financial institutions referred to therein.

10.2

Second Amended and Restated U.S. Security Agreement, dated as of March 31, 2015, among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein and Bank of America, N.A., as agent.

10.3

Second Amended and Restated U.S. Guarantee Agreement, dated as of March 31, 2015, among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein in favor of Bank of America, N.A., as agent.

10.4

Second Amended and Restated Canadian Security Agreement, dated as of March 31, 2015, among United Rentals of Canada, Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein and Bank of America, N.A., as agent.

10.5

Second Amended and Restated Canadian URFLP Guarantee Agreement, dated as of March 31, 2015, by United Rentals of Nova Scotia (No. 1), ULC and United Rentals of Nova Scotia (No. 2), ULC in favor of the U.S. secured parties referred to therein.

10.6

Second Amended and Restated Canadian Guarantee Agreement, dated as of March 31, 2015, by United Rentals of Canada, Inc. and certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. referred to therein in favor of the Canadian secured parties referred to therein.

99.1	Press Release of United Rentals Inc. dated March 31, 2015.